Income Tax - Schedule of Deferred Tax Assets and Deferred Tax Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 USD ($)	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Deferred income tax assets:
Net operating loss carry forwards	$ 26,129	¥ 182,723	¥ 222,129	¥ 226,344
Others				4,103
Provision for credit losses	12	82	113	340
Lease liabilities	96	671	2,251	3,010
Others				43
Deferred income tax assets	26,237	183,476	224,493	233,840
Less: valuation allowance	(26,129)	(182,723)	(222,243)	(230,830)
Deferred income tax assets, net	108	753	2,250	3,010
Deferred income tax liabilities:
Deferred income tax liabilities:	(108)	(753)	(2,250)	(3,010)
Operating lease right of use assets	(108)	(753)	(2,250)	(3,010)
Total deferred income tax liabilities